UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2020

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Pioneer Natural Resources Company (the "Company") took the actions summarized below with regard to the compensation of the Company’s officers and directors.
1. Reductions in Officers’ Base Salaries. The Compensation and Leadership Development Committee (the "Committee") of the Board of Directors of the Company approved a 20% decrease in the annual base salary of Scott D. Sheffield, the Company’s Chief Executive Officer, a 15% decrease in the annual base salaries of the Company’s other executive officers, including the "named executive officers" whose compensation has been disclosed in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, and a 10% decrease in the annual base salaries of the Company’s other officers. The duration of the reductions is indefinite pending any further action by the Committee.
2. Reductions in Directors’ Cash Compensation. The Board of Directors of the Company approved a 20% decrease in the directors’ cash base retainer fee, as well as a 20% reduction in the additional cash retainer fees payable to the Chairman of the Board and the Chairman of the Audit Committee. The duration of the reductions is indefinite pending any further action by the Board.
3. Reductions in Company Match Under Benefit Plans. The Company amended the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the "401(k) Plan") and the Pioneer Natural Resources Company Executive Deferred Compensation Plan (the "Deferred Compensation Plan"), in each case effective for pay periods beginning on or after May 25, 2020. Under the 401(k) Plan, the Company’s contribution for each dollar of base compensation contributed by the participant not in excess of five percent of such participant’s base compensation will be reduced from 200 percent to 100 percent. Under the Deferred Compensation Plan, the Company’s contribution for each eligible dollar of base salary and annual cash bonus contributed will be reduced from 100 percent to 50 percent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	May 7, 2020